EXHIBIT 4.14

June 28, 1996




                              WAIVER

                       As of March 31, 1996




The Prudential Insurance Company
    of America
C/O Prudential Capital Group
1201 Elm St., Suite 4900
Dallas, TX 75270



Gentlemen:



      We refer to the Note Purchase Agreement dated as of January 3, 1996 between the undersigned, Thomas nelson, Inc., The Prudential Insurance Company of America and Metropolitan Life Insurance Company (the "Note Purchase Agreement"). Unless otherwise defined herein, the terms defined in the Note Purchase Agreement shall be used herein as therein defined.

      We  have  requested  that you  waive  the  requirements  of section  10.8(c) of the Note  Purchase Agreement for  each of the four fiscal quarters periods ended March 31, 1996, June 30, 1996, September 30, 1996 and December 31, 1996. If you agree to waive
the  requirements  of  section   10.8(c)  of  the  Note  Purchase
Agreement for the period set forth above, please evidence such agreement by executing and returning at least one counterpart of this letter waive to Thomas Nelson, Inc., Nelson Place at Elm
Hill Pike, P.O. Box 141000, Nashville, Tennessee 37214-1000, Attention Joe L. Powers, Vice President. This letter waive shall become effective as of the date first above written when and if


(i) counterparts of this waiver or substantially similar waivers shall have been executed by the Required Holders, (ii) the consent attached hereto shall have been executed by each of the Guarantors, (iii) an amendment in the form attached as Exhibit A shall have executed by all of the parties thereto, (iv) an allonge in the form attached as Exhibit B shall have been executed by Thomas Nelson Inc., for each Note outstanding and (v) each holder of a Note shall have received a fee of .30% of the principal amount of such Note. The execution, delivery and effectiveness of this letter waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Note Purchase Agreement nor constitute a waiver of any provision of the Note Purchase Agreement. This waiver is subject to the provisions of section 17 of the Note Purchase Agreement.

                            Very truly yours,

                            THOMAS NELSON, INC.



                            By   /s/ Joe L. Powers
                               -------------------
                            Title:  Vice President

Agreed to and accepted
  as of the date
  first above written:

THE PRUDENTIAL INSURANCE COMPANY
   OF AMERICA



By   /s/ Robert G. Gwin
   --------------------
       Vice President






                             CONSENT


       The undersigned, as Guarantors under the Guaranty Agreements dated January 3, 1996 (the "Guaranty Agreements") in favor of The Prudential Insurance Company of America and Metropolitan Life Insurance Company each a party to the Note Purchase Agreement referred to in the foregoing letter waiver, hereby consent to said waiver and hereby confirm and agree that, notwithstanding the effectiveness of said waiver, the Guaranty Agreements are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.


                            WORD INCORPORATED


                            By /s/ Joe L. Powers
                              ------------------
                            Title:  Vice President

                            PPC, INC.


                            By  /s/ Joe L. Powers
                              ------------------
                            Title:  Vice President

                            EDITORIAL CARIBE, INC.


                            By  /s/ Joe L. Powers
                              ------------------
                            Title:  Vice President

                            MORNINGSTAR RADIO NETWORK, INC.


                            By  /s/ Joe L. Powers
                              ------------------
                            Title:  Vice President

                            NELSON WORD LIMITED


                            By  /s/ Joe L. Powers
                              ------------------
                            Title:  Vice President


                            WORD COMMUNICATIONS, LTD



                            By   /s/ Joe L. Powers
                              ------------------
                            Title:  Vice President


                            WORD DIRECT, INC.



                            By   /s/ Joe L. Powers
                              ------------------
                            Title:  Vice President


                            WORD DIRECT PARTNERS, L.P.

                            By Word Direct, Inc., as
                            general partner



                            By   /s/ Joe L. Powers
                              ------------------
                            Title:  Vice President


                            THE C.R. GIBSON COMPANY


                            By   /s/ Joe L. Powers
                              ------------------


                            855763 ONTARIO LIMITED


                            By   /s/ Joe L. Powers
                              ------------------






                       THOMAS NELSON, INC.
                  Nelson Place at Elm Hill Pike
                         P.O. Box 141000
                 Nashville, Tennessee  37214-1000



                                             as of March 31, 1996

Metropolitan Life Insurance Company
One Madison Avenue
New York, NY  10010
Attention: Treasurer

Gentlemen:

We refer to the Note Purchase Agreement, dated as of January 3, 1996, between the undersigned, Thomas Nelson, Inc., The Prudential Insurance Company of America and Metropolitan Life Insurance Company (the "Note Purchase Agreement"). Unless otherwise defined herein, the terms defined in the Note Purchase Agreement shall be used herein as therein defined.

We have requested that you waive the requirements of Section 10.8(c) of the Note Purchase Agreement for each of the four fiscal quarter periods ended March 31, 1996, June 30, 1996, September 30, 1996, and December 31, 1996. If you agree to waive the requirements of Section 10.8(c) of the Note Purchase Agreement for such period, please evidence such agreement by executing and returning at least one counterpart of this letter to Thomas Nelson, Inc., Nelson Place at Elm Hill Pike, P.O. Box 141000, Nashville, Tennessee 37214-1000, Attention of Joe L. Powers, Vice President. This letter waiver shall become effective as of the date first above written when and if (i) counterparts of this or substantially similar waivers shall have been executed by the Required Holders, (ii) the consent attached hereto shall have been executed by each of the Guarantors, (iii) an amendment in the form attached as Exhibit A shall have


executed by all of the parties thereto, (iv) an allonge in the form attached as Exhibit B shall have been executed by Thomas Nelson, Inc., for each Note outstanding and (v) each holder of a Note shall have received a fee of .30% of the principal amount of such Note. The execution, delivery and effectiveness of this letter shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Note Purchase Agreement nor constitute a waiver of any provision of the Note Purchase Agreement. This waiver is subject to the provisions of
Section 17 of the Note Purchase Agreement.

Very truly yours,

                                    THOMAS NELSON, INC.

                            By  /s/ Joe L. Powers
                              ----------------------------
                            Title:  Vice President


Agreed to and accepted as of the date
  first above written:

METROPOLITAN LIFE INSURANCE COMPANY

By   /s/ John R. Endres
  --------------------------




                             CONSENT



           The undersigned, as Guarantors under the Guaranty Agreements dated January 3, 1996 (the "Guaranty Agreements") in favor of The Prudential Insurance Company of America and Metropolitan Life Insurance Company, each a party to the Note Purchase Agreement referred to in the foregoing letter waiver, hereby consent to said waiver and hereby confirm and agree that, notwithstanding the effectiveness of said waiver, the Guaranty Agreements are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

                               WORD, INCORPORATED


                               By   /s/ Joe L. Powers
                                 ----------------------------
                               Title:  Vice President

                               PPC, INC.


                               By  /s/ Joe L. Powers
                                 ----------------------------
                               Title:  Vice President

                               EDITORIAL CARIBE, INC.


                               By  /s/ Joe L. Powers
                                 ----------------------------
                               Title:  Vice President

                               MORNINGSTAR RADIO NETWORK, INC.


                               By  /s/ Joe L. Powers
                                 ----------------------------


                               Title:  Vice President

                               NELSON WORD LIMITED


                               By  /s/ Joe L. Powers
                                 ----------------------------
                               Title:  Vice President

                               WORD COMMUNICATIONS, LTD.


                               By  /s/ Joe L. Powers
                                 ----------------------------
                               Title:  Vice President

                               WORD DIRECT, INC.


                               By  /s/ Joe L. Powers
                                 -----------------------------
                               Title:  Vice President

                               WORD DIRECT PARTNERS, L.P.

                               By:  Word Direct, Inc. as general
                               partner


                               By  /s/ Joe L. Powers
                                 ----------------------------
                               Title:  Vice President


                               THE C.R. GIBSON COMPANY


                               By  /s/ Joe L. Powers
                                 -----------------------------


                               855763 ONTARIO LIMITED

                               By  /s/ Joe L. Powers
                                 ------------------------------




                                                        EXHIBIT A

                         AMENDMENT NO. 1

June 28, 1996


The Prudential Insurance Company
  of America
C/O Prudential Capital Group
1201 Elm St., Suite 4900
Dallas, TX 75270

Ladies and Gentlemen:

     We refer to the Note Purchase Agreement dated as of January 3, 1996 (the "Agreement" among the undersigned, Thomas Nelson, Inc., The Prudential Insurance Company of America and Metropolitan Life Insurance Company. Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

     The Agreement is, effective the date first above written, hereby amended as follows:

     (a)  Section 10.   Section 10 is  amended by adding  thereto
new subsections to read as follows:

               10.9 Covenants Incorporated by Reference. To the extent that covenants set forth in the Amended and Restated Credit Agreement (the "Credit Agreement" dated as of December 13, 1995, among Thomas Nelson, Inc., the lenders listed therein, and SunTrust Bank Nashville,
          N.A., as Agent, as amended through the date hereof, are
          more restrictive than the  covenants set forth  herein,
          or  otherwise  require  the  Company  to   comply  with
          computable   standards,   this   Agreement  is   hereby
          automatically amended so as to provide the benefit of similar covenants for the benefit of the holders of the
          Notes.    Any such  covenants  shall  be deemed  to  be


          incorporated herein mutatis mutandis for the benefit of the holders of the Notes unless and until the Required
          Holder(s) of the Notes shall otherwise consent thereto.

               10.10. Conforming Debt Agreement Changes. The Company will not become or be a party to any agreement relating to any Debt entered into after the date of this Agreement, or to any amendment of or supplement to any agreement relating to any Debt (which amendment or supplement is entered into after the date of this Agreement), if, in any such case, the Company is agreeing therein to any financial covenants of a type specified in this Section 10, which are more restrictive than the covenants set forth herein, or to other covenants expressly requiring the Company to comply with computable standards, unless the Company shall offer to amend this Agreement so as to provide the benefit of similar covenants for the benefit of the holders of the Notes for so long as such covenants are in full force under such agreement, amendment or supplement. Any such offer shall be made in writing to the holders of the Notes prior to being effected in any such agreement, amendment or supplement and, absent such offer, shall be deemed to be incorporated herein mutatis mutandis for the benefit of the holders of the Notes for so long as such covenants are in full force under such agreement, amendment or supplement unless and until the Required Holders) of the Notes shall otherwise consent thereto.

          (b) All references to the "$6.90% Series A Senior Notes due December 31, 2007" and the "6.68% Series B Senior Notes due December 31, 2005" set forth in the Agreement shall be changed to the "7.15% Series A Senior Notes due December 31, 2007" and the "6.93% Series B Senior Notes due December 31, 2005", respectively.

          On  and  after  the   effective  date  of  this  letter
amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement, and each reference in the Notes to "the Agreement", "thereunder", "thereof", or words of like import referring to the


Agreement, shall mean the Agreement as amended by this letter amendment. The Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this letter amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement not constitute a waiver of any provision of the Agreement.

          This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

          If requested by you, the Company will enter into a subsequent amendment of the Agreement to specifically incorporate any covenant contained in the Credit Agreement into the Agreement. Each holder of a Note hereby agrees that if and when the Company complies with Section 10.8(c) of the Agreement (as in effect on January 3, 1996) the interest rate on each Note will be reduced to 6.90% for the Series A Notes and 6.68% for the Series B Notes. Each holder of a Note agrees to enter into such documentation as may be necessary to evidence such reduction.

     If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this letter amendment to Thomas Nelson, Inc., Nelson Place at Elm Hill Pike, Nashville, Tennessee 37214-1000, Attention of Joe L. Powers. This letter amendment shall become effective as of the date first above written when and if counterparts of this letter amendment shall have been executed by us and you and the consent attached hereto shall have been executed by the Guarantors.

                                   Very truly yours,

                                   THOMAS NELSON, INC.

                                   By   /s/ Joe L. Powers
                                      ---------------------
                                   Title:  Vice President



Agreed as of the date
       first above written:

THE PRUDENTIAL INSURANCE COMPANY
      OF AMERICA



By  /s/ Robert G. Gwin
   ---------------------
       Vice President



                             CONSENT


       The undersigned, as Guarantors under the Guaranty Agreements dated January 3, 1996 (the "Guaranty Agreements") in favor of The Prudential Insurance Company of America and Metropolitan Life Insurance Company referred to in the foregoing amendment, hereby consent to said amendment and hereby confirm and agree that the Guaranty Agreements are, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, said amendment, all references in the Guaranty Agreements to the Agreement, "thereunder", "thereof", or words of like import referring to the Agreement shall mean the Agreement as amended by said amendment.


                            WORD INCORPORATED


                            By  /s/ Joe L. Powers
                              ---------------------------
                            Title:  Vice President

                            PPC, INC.


                            By  /s/ Joe L. Powers
                              ---------------------------
                            Title:  Vice President

                            EDITORIAL CARIBE, INC.


                            By  /s/ Joe L. Powers
                              ---------------------------
                            Title:  Vice President

                            MORNINGSTAR RADIO NETWORK, INC.


                            By  /s/ Joe L. Powers
                              ---------------------------
                            Title:  Vice President

                            NELSON WORD LIMITED


                            By  /s/ Joe L. Powers
                              ---------------------------
                            Title:  Vice President


                            WORD COMMUNICATIONS, LTD



                            By   /s/ Joe L. Powers
                              ---------------------------
                            Title:  Vice President


                            WORD DIRECT, INC.



                            By  /s/ Joe L. Powers
                              ---------------------------
                            Title:  Vice President


                            WORD DIRECT PARTNERS, L.P.
                            By Word Direct, Inc., as
                            general partner



                            By   /s/ Joe L. Powers
                              ---------------------------
                            Title:  Vice President


                            THE C.R. GIBSON COMPANY




                            By   /s/ Joe L. Powers
                              ---------------------------


                            855763 ONTARIO LIMITED


                            By   /s/ Joe L. Powers
                              ---------------------------



                                                        EXHIBIT B

                             ALLONGE

                                                    June 28, 1996



     The Note due December 31, 2007, in the original principal amount of$33,000,000, to which this Allonge is attached is subject to and shall be governed by the terms and conditions of Amendment No. 1 (the "Amendment") to the Note Purchase Agreement (the "Agreement") dated January 3, 1996, among the company, The Prudential Insurance company of America and Metropolitan Life Insurance Company. The Amendment modifies the Agreement pursuant to which and subject to which the attached Note was originally issued. All references in the attached Note to the Agreement shall be construed and interpreted as references to the Agreement as amended or supplemented, including as amended by the Amendment.

     As of the date of this Allonge, the Company confirms, renews, and restates it obligations pursuant to the terms of the attached Note, provided that the interest rate on the unpaid principal of the Note shall hereafter be (a) 7.15% per annum payable semiannually, on the last day of June and December in each year, commencing June 30, 1996 until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Yield Maintenance Amount (as defined in the Agreement), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.15% or (ii) 2.0% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York City as its prime rate.

     Except as expressly provided herein, this Note is not modified or amended in any respect and remains in full force and effect.


                                 THOMAS NELSON, INC.


                                 By:   /s/ Joe L. Powers
                                    -----------------------
                                 Title:  Vice President



                                                        EXHIBIT B

                             ALLONGE

                                                    June 28, 1996



     The Note due December 31, 2007, in the original principal amount of$2,000,000, to which this Allonge is attached is subject to and shall be governed by the terms and conditions of Amendment No. 1 (the "Amendment") to the Note Purchase Agreement (the "Agreement") dated January 3, 1996, among the company, The Prudential Insurance company of America and Metropolitan Life Insurance Company. The Amendment modifies the Agreement pursuant to which and subject to which the attached Note was originally issued. All references in the attached Note to the Agreement shall be construed and interpreted as references to the Agreement as amended or supplemented, including as amended by the Amendment.

     As of the date of this Allonge, the Company confirms, renews, and restates it obligations pursuant to the terms of the attached Note, provided that the interest rate on the unpaid principal of the Note shall hereafter be (a) 7.15% per annum payable semiannually, on the last day of June and December in each year, commencing June 30, 1996 until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Yield Maintenance Amount (as defined in the Agreement), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.15% or (ii) 2.0% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York City as its prime rate.

     Except as expressly provided herein, this Note is not modified or amended in any respect and remains in full force and effect.


                                 THOMAS NELSON, INC.


                                 By:   /s/ Joe L. Powers
                                    -----------------------
                                 Title:  Vice President




                                                        EXHIBIT B
                             ALLONGE

                                                    June 28, 1996



     The Note due December 31, 2005, in the original principal amount of $15,000,000, to which this Allonge is attached is subject to and shall be governed by the terms and conditions of Amendment No. 1 (the "Amendment") to the Note Purchase Agreement (the "Agreement") dated January 3, 1996, among the company, The Prudential Insurance company of America and Metropolitan Life Insurance Company. The Amendment modifies the Agreement pursuant to which and subject to which the attached Note was originally issued. All references in the attached Note to the Agreement shall be construed and interpreted as references to the Agreement as amended or supplemented, including as amended by the Amendment.

     As of the date of this Allonge, the Company confirms, renews, and restates it obligations pursuant to the terms of the attached Note, provided that the interest rate on the unpaid principal of the Note shall hereafter be (a) 6.93% per annum payable semiannually, on the last day of June and December in each year, commencing June 30, 1996 until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Yield Maintenance Amount (as defined in the Agreement), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.93% or (ii) 2.0% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York City as its prime rate.

     Except as expressly provided herein, this Note is not modified or amended in any respect and remains in full force and effect.


                                 THOMAS NELSON, INC.


                                 By:   /s/ Joe L. Powers
                                    ----------------------
                                 Title:  Vice President